Exhibit 99
PG&E Corporation:
     Opportunities in Renewable Energy
Investor Meetings
Morgan Stanley
Electric Utilities Corporate Access Day
October 9, 2007 - Chicago, IL

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations, targeted average annual growth rate for earnings per share from operations, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, future electricity resources, and potential investments in transmission, generation and renewable energy resources. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2007-2011 period, Utility rate base averages $17 billion in 2007 and $18.7 billion in 2008, that the Utility earns at least its authorized rate of return on equity, and that the Utility’s ratemaking capital structure is maintained at 52 percent equity.
These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•

Utility’s ability to timely recover costs through rates;
•

the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory
Commission;
•

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
•

the potential impacts of climate change on the Utility’s electricity and natural gas business;
•

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
•

operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
•

the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•

the ability of the Utility to timely complete its planned capital investment projects;
•

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•

the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the California wholesale electricity market;
•

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•

the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•

the impact of environmental laws and regulations and the costs of compliance and remediation;
•

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass, and
•

other risks and factors disclosed in PG&E Corporation’s SEC reports.
Cautionary Statement Regarding Forward-Looking
Information

Key Takeaways From Today’s Discussion
•

PCG is a core utility holding delivering 1st quartile
   earnings growth at low risk.
•

PG&E is aligned with regulators/policy leaders to
   increase the supply of cost-effective renewable
   generation.
•

Evolving renewables policy creates attractive
   investment opportunities.

Agenda for Today
•

PG&E’s core investment strategy and upside earnings
   outlook
•

PG&E’s position on renewable energy
-

Current position
-

Future investment opportunities

Investment Driver	Cap Ex	Notable Projects
Common Plant	~$1.3 Billion	• Building Investment • Technology Infrastructure • General Use Fleet
Electric and Gas Transmission	~$3.8 Billion	• Central California Clean Energy Transmission Line ( formerly Midway-Gregg) • Line Upgrades for Renewables • McDonald Island Gas Storage Pipeline
Generation	~$2.9 Billion	• Gateway Generating Station • Humboldt Power Plant • Colusa Power Plant • DCPP Steam Generator Replacement
Distribution	~$6.2 Billion	• Distribution maintenance and upgrades • New Customer Connections • AMI
2007-2011 Estimated CapEx totals more than $14 B (~$2.8 B/yr.)
Capital Expenditures Drive Core Growth

$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2006 Actual
2007 Estimated
2008 Estimated
2009-2011 Estimated
Guidance Range

* Reg G reconciliation to GAAP for 2006 EPS from Operations and 2007 and 2008
  EPS Guidance available in Appendix and at www.pgecorp.com
EPS from Operations*
EPS Guidance
EPS from Operations*:    2007 guidance of $2.70-$2.80 per share
                                      2008 guidance of $2.90-$3.00 per share

     8%

Additional Investment Opportunities Provide Upside
•

Proposed Pacific Connector Gas Pipeline (PCGP)
-

1.0 -1.5 Bcf/d, 230 mile LNG pipeline
-

$1.1 B (33% PG&E share)
•

2006 Long Term Procurement Plan
-

Up to 2,300 MW proposed post-2011
•

Potential BC Renewables Transmission Project
-

$14 M approved to study feasibility
-

Coordination between BC, WA, OR, CA
-

Q1 2008 - Report to CPUC
•

PG&E Owned Renewables

Biomass Energy
Wind Energy
Small Hydropower (<30MW)
Geothermal Energy
RPS Eligible Renewable Resources - Traditional

Biogas
Ocean Power
Central Solar Energy
~
Eligible Renewables - Emerging

Year Signed	Project	Max GWh/yr	Technology
Pre 2002	Various Projects	~7500 [1]	Various
2002	Calpine Geysers 13 & 20	722	Geothermal
2002	Wheelabrator #4	25	Biomass
2003	CBEA Projects (3)	305	Biomass
2004	Big Valley Lumber	41	Biomass
2004	Diablo Winds	65	Wind
2005	FPL Energy-Montezuma Winds	102	Wind
2005	Buena Vista Energy LLC	108	Wind
2005	Pacific Renewable Energy	280	Wind
2005	Shiloh 1 Wind Project LLC	225	Wind
2006	Military Pass Rd.	840	Geothermal
2006	HFI Silvan	142	Biomass
2006	Liberty Biofuels	70	Biofuels
2006	Bottle Rock USRG	385	Geothermal
2006	IAE Truckhaven	366	Geothermal
2006	Global Common - Chowchilla	72	Biomass
Year Signed	Project	Max GWh/yr	Technology
2006	Global Common - El Nido	72	Biomass
2006	Newberry	840	Geothermal
2006	Calpine Geysers	922	Geothermal
2006	Tunnel Hydro	2.1	Hydro
2006	Buckeye Hydro	1.4	Hydro
2006	Eden Vale Dairy	1.3	Biogas
2006	Microgy	TBD	Biogas
2006	Bio_Energy LLC	TBD	Biogas
2006	Palco	36	Biomass
2007	Solel	1388	Solar Thermal
2007	Western GeoPower	212	Geothermal
2007	PPM-Klondike	265	Wind
2007	CalRenew	9	PV
2007	Green Volts	5	PV
18% of Projected 2010 Load Currently Signed*
*Based on contracts signed through August 2007
1) Average delivered energy over multiple years: pre-RPS baseline
PG&E’s Renewable Contracts Signed

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
GWhs
2007
2008
2009
2010
2011
2012
Future Contracts
New Signed Contracts (since 2002)
Existing Contracts (signed pre-2002)

Year
18%
15%
12%
19%
Expected Deliveries From Contracts
20%
20%
Renewable Portfolio Standard target is 20% by 2010*
* See Appendix for further description of RPS requirements
PG&E’s RPS Compliance Outlook

Challenges to Meeting RPS Goal
•

Increasing competition for renewables projects from other
    states/countries/utilities
•

Many renewable resources are located in areas requiring either new transmission or transmission upgrades
•

Uncertain whether contracts will perform as projected
•

System integration of intermittent resources becomes more
    challenging at higher volumes

Wind
	Transmission Line Project	Renewable Resources
1	Central California Clean Energy Transmission (previously Midway-Gregg)	Resources to the south
2	Vaca Dixon - Contra Costa Upgrade	Solano County wind resources
3	California - Oregon Upgrade	Renewable resources from the Pacific Northwest
4	B.C. Renewable Line (possible)	Proposed to bring British Columbia renewable resource energy to California
4
1
3
2
Bioenergy
Ocean
Solar
Geothermal
Geothermal
Geothermal
Small Hydro
Wind
Wind
Wind
New Transmission Investment is Necessary

Increasing opportunities for utilities in renewable development
Renewable Investment Landscape
•

Renewable Provisions in Federal Energy Bill
-

PTC (Wind, Biomass, Geothermal, Hydro, Solid Waste)
-

ITC (Solar, Geothermal, Distributed Generation)
-

Federal Renewable Portfolio Standard (RPS)
•

PG&E’s 2007/2008 solicitation open to offers for utility
    ownership
•

CPUC provides incentive ROE on utility-owned renewables

PG&E Investment Opportunities
•

PG&E is in the early stages of feasibility analysis
•

Includes system-wide survey of land holdings and
   assets for renewable potential
•

Technologies include wind, solar and small hydro

PCG  Value Summary
•

PG&E is a core holding, delivering strong
   investment opportunities and low risk.
•

Renewables and related transmission investments
   provide potential earnings “upsides” in 2008 and
   beyond which are not currently included in long-term
   guidance.

Appendix

Business Unit	2006 Rate Base ($B)	Regulation
Electric and gas distribution	$10.3	CPUC
Electric generation	$1.8	CPUC
Gas transmission	$1.5	CPUC
Electric transmission	$2.3	FERC
PCG Total Business	$15.9	85% CPUC/15% FERC
Pacific Gas and Electric Company (PG&E)
•

$12.5 B in Revenues
•

$34.8 B in Assets
•

5.1 MM Electric/4.2 MM Gas Customers
•

$16 B+ Market Capitalization

Projected Capital Expenditures ($MM)
Common Plant
Gas Trans.
Electric Trans.
Generation
Distribution
Chart Key
0
$1,000
$2,000
$3,000
2007
2008
2009
2010
2011
$3,200
 $3,200
$2,500
$3,100
$2,200
Capital Expenditure Outlook

Average Annual Rate Base ($B)*
$24
$22
$20
$18
$16
$14
$12
$15.9
$17.0
$18.7
$20.8
$22.3
$23.3
2006A
2007
2008
2009
2010
2011

* Projected 2007-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from
   the second series of the Energy Recovery Bonds.   Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the utility's equity ratio and by its equity return.  The carrying cost credit declines to zero when the taxes are fully paid in 2012.
Rate Base Growth

2006
EPS on an Earnings from Operations Basis*	$2.57
Items Impacting Comparability:
Scheduling Coordinator Cost Recovery Environmental Remediation Liability Recovery of Interest on PX Liability Severance Costs EPS on a GAAP Basis	0.21 (0.05) 0.08 (0.05) $2.76
*

Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations
2006 EPS - Reg G Reconciliation

2007 EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	Low $2.70 0.00 $2.70	High $2.80 0.00 $2.80
2008 EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	Low $2.90 0.00 $2.90	High $3.00 0.00 $3.00
* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
EPS Guidance - Reg G Reconciliation

Annual Long-Term EPS Growth (%)
12
10
8
6
4
2
0
CenterPoint Energy
FPL Group
PG&E Corp
Entergy
Xcel Energy
Southern Company
Progress Energy
American Electric Power
Ameren
Pinnacle West
NiSource
Consolidated Edison
TECO Energy

Consensus of analyst estimates of EPS growth:
Source:  Thomson IBIS long-term EPS Growth Consensus Estimate Median October 1, 2007
EPS Growth - Comparator Group
EPS from operations annual growth targeted to average 8% for
2007 - 2011

Mandate	• Deliveries of 20% of load from eligible renewables by 2010. Large hydro (>30 MW) doesn’t qualify.
Purpose	• Fuel Diversity • GHG Reduction • Economic Development
Penalty	• $50/MWhr, up to $25 million per year
Exceptions	1) Contract failure 2) Insufficient public goods funds 3) Insufficient offers 4) Lack of transmission
Flexible Compliance	• Allows shortfalls to be made up within following three years.

California’s RPS Program

RPS Procurement Process
•

PG&E conducts annual renewable RFOs, targeting 1 - 2% increases in supply
•

Projects are evaluated on:
▪

Market value
▪

Creditworthiness
▪

Transmission availability
▪

Portfolio fit
▪

Commercial and technical feasibility
•

Bilateral contracts allow PG&E to negotiate unique renewable opportunities outside the RFO process.  Projects are evaluated against the same metrics.
•

PG&E continually examines new opportunities for utility ownership both via the RFO process and outside it.

New Build Energy Procurement Cost ($/MWh)
Solar & Emerging
Biomass, Geothermal
Wind
Energy Efficiency
Combustion Turbine
Combined Cycle
0
20
40
60
80
100
120
140
160
180

Illustrative Energy Procurement Costs

Renewable QFs 6%
Other Renewable Resources 3%
Irrigation Districts * 5%
Existing Utility Owned * 35%
Non-Renewable QFs 15%
DWR 27%
Flexible Market Based Resources 9%

New Renewables ** 7%
Other Renewable Resources 5%
Existing Utility Owned * 33%
Renewable QFs 6%
Irrigation Districts * 4%
Non-Renewable QFs 15%
Gateway, Colusa, Humboldt 5%
DWR 1%
Flexible Market Based Resources 19%
New All-Source Resources ** 5%

*  Over  20% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts, and other sources.
**  May include utility-owned resources.
* Approximately 13% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts and other sources.
2007 Projected Sources of Energy
85,500 GWh
2012 Projected Sources of Energy
89,900 GWh
•

Energy efficiency expected to meet half of future load growth
•

Growth in renewable resources and resources with operating flexibility
•

Growth in utility ownership
Long-Term Electricity Resources